UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 23, 2024

Unicoin Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5224	47-4360035
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Park Ave South 16065 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 216-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not Applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K of Unicoin Inc., a Delaware corporation (the “Company”) originally filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2024 and describing a Termination of a Material Definitive Agreement under Item 1.02 of Form 8-K (the “Original Filing”). The Amendment is being filed to disclose the change in circumstances surrounding the entry into such material definitive agreement, and the later termination of such agreement by the parties thereto. Despite the termination of such agreement as described herein, the underlying transaction was in fact completed pursuant to the terms of the agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on August 7, 2023, Unicoin Inc. (the “Company”) entered into an Asset Swap Agreement (the “Asset Swap Agreement”) with Electroquimica del Neuquen S.A., an Argentine corporation (the “Seller”), pursuant to which the Seller acquired rights to obtain 420,000,000 unicoin rights from the Company (the “Unicoins”) in exchange for the disposition of certain real estate assets described in the Asset Swap Agreement (the “Real Estate Assets”) of the Seller to the Company (the “Transaction”).

On December 20, 2023, a deed of assignment (the “Deed”) of rights to explore for copper deposits in the Real Estate Assets was signed by the Seller and the Company. According to Argentine law, the Deed is required to be filed with and approved by the State Government, Mining Registry (Provice of Neuquen), for the transfer to be effective. Pursuant to the terms of the Deed, the Seller was required to register the transfer of ownership of the Real Estate Assets to the Company with the local mining registry within 10 business days of the execution of the Deed, and as of February 23, 2024, did not do so. On February 23, 2024, the Company terminated the Asset Swap Agreement via electronic mail and the Seller consented via electronic mail. Unicoin rights delivered to the Seller in connection with the Transaction were planned to be voided due to the termination of the Transaction.

Subsequently, however, the Company was advised that the Company itself could file the deed with the appropriate authorities at its own cost, which the Company proceeded to do. On July 23, 2024, the Province of Neuquen formally registered the transfer of the exploration rights to the Company. Therefore, the Company deems the Transaction to be complete, and will not void the unicoin rights delivered to the Seller.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICOIN INC.

By:	/s/ Richard Devlin
Name:	Richard Devlin
Title:	Senior Vice President and General Counsel

Dated: July 29, 2024

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